Accounting policies	12 Months Ended
Dec. 31, 2025
Significant Accounting Policies [Abstract]
Accounting policies

2	Accounting policies
The following principal accounting policies have been used consistently in the preparation of these consolidated financial statements.

2.1	Going concern
The accompanying consolidated financial statements of the Group have been prepared assuming the Group will continue as a going concern. The going concern basis of presentation assumes that the Group will continue in operation for at least a period of one year after the date that these consolidated financial statements are issued, and contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.
Management continues to monitor the impact of various geopolitical, regulatory and macroeconomic events, including uncertainty and volatility caused by any disruption to global trade and economic policy resulting from major shifts in long-standing trade positions of major economies and the ongoing conflicts.
Despite these challenges, management is satisfied that the Group has sufficient resources available to continue in operational existence for the foreseeable future after having reviewed in detail the current trading position, forecasts, and prospects of the Group, and the terms of the trade in operation with customers and suppliers. Management have prepared cash flow forecasts that model the impact of the aforementioned events and concluded that the Group has the ability to manage its committed expenditure to ensure that it has sufficient working capital to continue to meet its obligations as they fall due.
The Group has recognized profit for the year of $218.4 million for the year ended December 31, 2025 (2024: $122.8 million), (2023: net loss of $8.1 million) and generated cash flows from operations for the year ended December 31, 2025 of $360.1 million (2024: $305.6 million) (2023: $143.8 million). The Group has a cash balance of $513.2 million as at December 31, 2025 (2024: $388.0 million) (2023: $267.4 million), and has negotiated with a consortium of international banks for a revolving credit facility amounting to $100 million early in 2026 to provide the Group with excess liquidity should it be required. The revolving credit facility has an initial term of 3 years, but may be renewed indefinitely. As of December 31, 2025 current assets exceeded current liabilities by $360.0 million (2024: $113.0 million) (2023: $111.0 million). The Group has retained profit of $437.6 million as at December 31, 2025, (2024: $285.6 million) (2023: $262.3 million).
Based on these factors, management has a reasonable expectation that the Group has and will have adequate resources to continue in operational existence for a period of at least one year from the date of issuance of these financial statements, April 17, 2026, and therefore have prepared the consolidated financial statements on a going concern basis.

2.2	Recent accounting pronouncements
The Group has adopted the following amendments that became effective in 2025, but did not have a material impact on the consolidated financial statements of the Group:
•Amendments to IAS 21: Lack of exchangeability (effective date January 1, 2025). The IASB amended IAS 21 in August 2023 to help entities to determine whether a currency is exchangeable into another currency, and which spot exchange rate to use when it is not.
Standards and interpretations issued not yet applied
•IFRS 9 and IFRS 7: Power Purchase Agreements (effective date January 1, 2026). The amendments relate to additional factors to be considered in contracts to buy and take delivery of renewable electricity that has a nature dependent source and to permit the application of hedge accounting for these contracts in certain circumstances. The Group has not entered into contracts of this nature, and these amendments are not expected to have any impact on the Group's consolidated financial statements in the future.

2	Accounting policies (continued)

2.2	Recent accounting pronouncements (continued)
•IFRS 19: Subsidiaries without Public Accountability: Disclosures (effective date January 1, 2027 - with early adoption permitted). IFRS 19 permits an eligible subsidiary (defined as a subsidiary that does not have public accountability and has an ultimate or intermediate parent that produces consolidated financial statements available for public use that comply with IFRS Accounting Standards) to provide reduced disclosures when applying IFRS Accounting Standards in its financial statements. The directors of the entity do not anticipate that IFRS 19 will be applied for purposes of the consolidated financial statements of the Group.
•IFRS 9 and IFRS 7: Classification and Measurement of Financial Instruments (effective date January 1, 2026) had amendments that were issued by the Board in May 2024. These amendments clarify the recognition, derecognition and classification of financial assets and financial liabilities, and enhance the disclosures around terms that may change future cash flows, and financial instruments at fair value through other comprehensive income. Although the amendments relate specifically to the derecognition of financial liabilities in the event that certain criteria are met, it consequently clarified the derecognition principles applicable to financial assets. As a result, the amendments are expected to result in the Group derecognizing its processor receivables from trade and other receivables in note 15 and recognizing cash and cash equivalents presented in note 17 at a later stage, with this change being effective from January 1, 2026.
•IFRS 18 Presentation and Disclosure in Financial Statements (effective date January 1, 2027 - with early adoption permitted), which was issued by the IASB in April 2024, supersedes IAS 1 and will result in major consequential amendments to IFRS Accounting Standards including IAS 8 Basis of Preparation of Financial Statements (renamed from Accounting Policies, Changes in Accounting Estimates and Errors). Even though IFRS 18 will not have any effect on the recognition and measurement of items in the consolidated financial statements, it is expected to have a significant effect on the presentation and disclosure of certain items. These changes include categorization and sub-totals in the statement of profit or loss, aggregation /disaggregation and labelling of information, and disclosure of management-defined performance measures.
•Annual Improvements to IFRS Accounting Standards—Volume 11: The IASB’s annual improvements process deals with non-urgent, but necessary, clarifications and amendments to IFRS. These amendments were released in July 2024. These updates are not expected to have an impact on the Group.
•Disclosures about Uncertainties in the Financial Statements: In November 2025 the IASB issued Amendments to Illustrative Examples on IFRS 7, IFRS 18, IAS 1, IAS 8, IAS 36 and IAS 37 - Disclosures about Uncertainties in the Financial Statements (the "examples”), which added illustrative examples to several IFRS accounting standards. The examples are intended to improve the reporting of climate-related and other uncertainties in the financial statements. The examples do not have an effective date or transition requirements. Entities are entitled to sufficient time to implement any changes as a result of the illustrative examples. The Group has assessed these updates and concluded that these amendments have no impact on the Group.
•Translation to a Hyperinflationary Presentation Currency - Amendments to IAS 21: In November 2025, the IASB issued Translation to a Hyperinflationary Presentation Currency – Amendments to IAS 21. The amendments require translation from a non-hyperinflationary functional currency into a hyperinflationary presentation currency at the closing rate. The amendments apply for annual reporting periods beginning on or after 1 January 2027. These amendments are not expected to have an impact on the Group.

2	Accounting policies (continued)

2.3	Change in functional and presentation currency
Change in Functional Currency
The functional currency of Super Group (SGHC) Limited, the parent and investment holding company for entities within the Group, has changed from the Euro to the US Dollar from January 1, 2025 in compliance with IAS 21 - The Effects of Changes in Foreign Exchange Rates. This change in functional currency follows events that have and will continue to expose the Company to high concentrations of US Dollar denominated business activities. As an investment holding company, engagements with shareholders are expected to remain a critical part of the Group's ongoing success. Therefore, the most significant driver of this change in functional currency includes the board's commitment to an annual dividend program which seeks to procure the declaration of US Dollar denominated dividends each quarter. The share capital of the Company is also denominated in US Dollars. Further, the Company has no revenue.
Change in Presentation Currency
Commensurate with the factors giving rise to the change in Super Group (SGHC) Limited's functional currency and with the Group's stakeholders (investors, competitors) operating in the US, coupled with the Company's shares being traded in US Dollars on the New York Stock exchange, the Group has elected to change its presentation currency from Euro to US Dollars for each reporting period after January 1, 2025. This enhances comparability of the Group's results for investors. This change has been applied as a change in accounting policy. Amounts relating to prior periods have been adjusted retrospectively in accordance with IAS 8 - Changes in Accounting Policies Changes in Accounting Estimates and Errors.
Assets and liabilities previously reported in Euros have been converted to USD at December 31, 2024, and January 1, 2024 using the period-end foreign exchange rates of the underlying functional currency of the respective subsidiaries within the Group. Items within the statement of Profit or Loss and Other Comprehensive Income previously reported in Euros have been translated to USD from the functional currency of the respective subsidiaries within the Group using the average monthly foreign exchange rates for the month in which the transaction originated. Historic equity transactions were converted at the average monthly foreign exchange rates at the date of the transactions and were subsequently carried at the historic value.
The closing exchange rates of the territories in which the Group has the most material operations that have been applied in translating the items in the consolidated statement of financial position of the Group from their respective functional currencies to USD are as follows:

Currency	2024	2023
Euro	1.041	1.105
Great British Pound	1.255	1.274
Canadian Dollar	0.697	0.755
South African Rand	0.053	0.055

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Profit or Loss and Other Comprehensive Income for the year ended December 31, 2024

	As previously stated 2024 € 'millions	Restated 2024 $ 'millions
Revenue	1,697	1,835
Direct and marketing expenses	(1,270)	(1,374)
General and administrative expenses	(162)	(175)
Depreciation and amortization expense	(78)	(84)
Impairment of assets	(37)	(40)
Gain on disposal of business	40	44
Other operating income	7	7
Finance income	10	11
Finance expense	(6)	(7)
Change in fair value of options	(13)	(14)
Share of post-tax profit of equity accounted investments	1	1
Profit before taxation	189	204
Income tax expense	(75)	(81)
Profit for the period	114	123

Profit for the period attributable to:
Owners of the parent	114	123
Non-controlling interest	—	—
	114	123
Other comprehensive income
Other comprehensive income that may be reclassified subsequently to profit or loss, net of tax
Foreign currency translation	17	(20)
Other comprehensive income/(loss) for the period	17	(20)
Total comprehensive income(loss) for the period	131	103

Total comprehensive income for the period attributable to:
Owners of the parent	131	103
	131	103

Weighted average shares outstanding, basic	501,803,294	501,803,294
Weighted average shares outstanding, diluted	503,697,933	503,697,933

Earnings/(loss) per share, basic (cents)	22.54	24.48
Earnings/(loss) per share, diluted (cents)	22.45	24.38

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Profit or Loss and Other Comprehensive Income for the year ended December 31, 2023

	As previously stated 2023 € 'millions	Restated 2023 $ 'millions
Revenue	1,436	1,555
Direct and marketing expenses	(1,137)	(1,231)
General and administrative expenses	(148)	(159)
Depreciation and amortization expense	(82)	(89)
Impairment of assets	(36)	(39)
Other operating income	6	7
Finance income	9	10
Finance expense	(3)	(3)
Change in fair value of options	(29)	(31)
Profit before taxation	16	20
Income tax expense	(25)	(28)
Loss for the period	(9)	(8)

Loss for the period attributable to:
Owners of the parent	(11)	(10)
Non-controlling interest	2	2
	(9)	(8)
Other comprehensive (loss)/income
Other comprehensive (loss)/income that may be reclassified subsequently to profit or loss, net of tax
Foreign currency translation	—	15
Change in fair value of investment in non-listed equity	(1)	(1)
Other comprehensive (loss)/income for the period	(1)	14
Total comprehensive (loss)income for the period	(10)	6

Total comprehensive (loss)/income for the period attributable to:
Owners of the parent	(12)	4
Non-controlling interest	2	2
	(10)	6

Weighted average shares outstanding, basic	498,243,792	498,243,792
Weighted average shares outstanding, diluted	498,243,792	498,243,792

Earnings/(loss) per share, basic (cents)	(2.12)	(2.05)
Earnings/(loss) per share, diluted (cents)	(2.12)	(2.05)

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Financial Position as at December 31, 2024

	As previously stated December 31, 2024 € 'millions	Restated December 31, 2024 $ 'millions
ASSETS
Non‐current assets
Intangible assets	170	177
Goodwill	91	95
Property, plant and equipment	20	21
Right-of-use assets	66	68
Deferred tax assets	39	40
Regulatory deposits	13	14
Equity accounted investments	3	3
Advance for sportsbook software[1]	112	117
	514	535
Current assets
Trade and other receivables	134	138
Income tax receivables	9	10
Amounts segregated for users[2]	9	9
Cash and cash equivalents	373	388
Loans receivable	1	1
Fixed term deposits	13	14
	539	560
TOTAL ASSETS	1,053	1,095

Non-current liabilities
Lease liabilities	65	67
Deferred tax liability	2	2
Provisions	1	1
	68	70
Current liabilities
Lease liabilities	6	6
Trade and other payables	271	283
Customer liabilities	51	54
Provisions	7	7
Income tax payables	19	20
Derivative financial instruments	2	2
Dividends payable	73	75
	429	447
TOTAL LIABILITIES	497	517

EQUITY
Issued capital	290	344
Treasury shares	(3)	(3)
Accumulated other comprehensive income/(loss)	10	(46)
Retained profit	260	286
Equity attributable to owners of the parent	557	581
Non-controlling interest	(1)	(3)
EQUITY	556	578
TOTAL LIABILITIES AND EQUITY	1,053	1,095

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Financial Position as at January 1, 2024

	As previously stated January 1, 2024 € 'millions	Restated January 1, 2024 $ 'millions
ASSETS
Non‐current assets
Intangible assets	194	214
Goodwill	95	105
Property, plant and equipment	17	19
Right-of-use assets	25	27
Deferred tax assets	37	41
Regulatory deposits	12	13
Loans receivable	89	98
	469	517
Current assets
Trade and other receivables	155	172
Income tax receivables	12	14
Amounts segregated for users[2]	38	42
Cash and cash equivalents	242	267
Loans receivable	7	7
Assets held for sale	38	42
	492	544
TOTAL ASSETS	961	1,061

Non-current liabilities
Lease liabilities	24	26
Deferred tax liability	5	5
Derivative financial instruments	2	2
	31	33
Current liabilities
Lease liabilities	5	6
Deferred and contingent consideration	2	3
Trade and other payables	195	216
Customer liabilities	68	75
Provisions	45	50
Income tax payables	26	29
Derivative financial instruments	43	47
Liabilities associated with assets held for sale	7	7
	391	433
TOTAL LIABILITIES	422	466

EQUITY
Issued capital	290	344
Treasury shares	(3)	(3)
Accumulated other comprehensive/(loss)	(7)	(26)
Retained profit	241	262
Equity attributable to owners of the parent	521	577
Non-controlling interest	18	18
EQUITY	539	595
TOTAL LIABILITIES AND EQUITY	961	1,061

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Changes in Equity

	Issued capital	Treasury Stock	Accumulated other comprehensive income/(loss)	Retained profit	Equity attributable to owners of the parent	Non-Controlling Interest	Equity
Equity as at January 1, 2023 as previously stated in Euro	290	—	(6)	234	518	17	535
Restated Equity in USD as at January 1, 2023	344	—	(40)	254	558	16	574

Movements in equity: January 1, 2023 to December 31, 2023 as previously stated in Euro	—	(3)	(1)	6	2	2	4
Restated movements in equity in USD: January 1, 2023 to December 31, 2023	—	(3)	14	8	19	2	21

Equity as at December 31, 2023 as previously stated in Euro	290	(3)	(7)	241	521	18	539
Restated equity in USD as at December 31, 2023	344	(3)	(26)	262	577	18	595

Restated equity in USD as at January 1, 2024	344	(3)	(26)	262	577	18	595

Movements in equity: January 1, 2024 to December 31, 2024 as previously stated in Euro	—	—	18	19	37	(21)	16
Restated movements in equity in USD: January 1, 2024 to December 31, 2024	—	—	(20)	24	4	(21)	(17)

Equity as at December 31, 2024 as previously stated in Euro	290	(3)	10	260	557	(1)	556
Restated equity in USD as at December 31, 2024	344	(3)	(46)	286	581	(3)	578

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Cash Flows for the year ended December 31, 2024

	As previously stated December 31, 2024 € 'millions	Restated December 31, 2024 $ 'millions
Profit for the period	114	123
Add back:
Income tax expense	75	81
Depreciation and amortization expense	78	84
Change in fair value of options	13	14
RSU expense	10	11
Amounts receivable written off	6	7
Impairment of goodwill	7	8
Impairment of assets	30	32
Gain on disposal of business	(40)	(44)
Increase in provisions	38	42
Other non-cash adjustments[1]	2	2
Changes in working capital:
Decrease in trade and other receivables	14	24
Increase in trade and other payables	1	(11)
Increase in customer liabilities	(17)	(22)
Decrease in amounts segregated for users[2]	26	28
Net foreign currency movement on working capital	8	15
Cash from operating activities	365	394
Withholding taxes paid on subsidiaries dividends	(6)	(7)
Corporation tax rebates/refunds received	10	11
Corporation tax paid	(86)	(92)
Net cash flows from operating activities	283	306

Cash flows from investing activities
Cash received in interest	10	10
Acquisition of intangible assets	(78)	(85)
Acquisition of property, plant and equipment	(12)	(13)
Initial direct costs on acquisition of right-of-use assets	(1)	(1)
Cash extended for financial assets[3]	(30)	(21)
Cash advanced for sportsbook software[4]	—	(11)
Cash received from loans receivable	2	2
Cash received for sale of DGC B2B	9	10
Cash paid for investment in entities	(6)	(6)
Cash received from financial assets	1	1
Net cash flows used in investing activities	(105)	(114)

Cash flows from financing activities
Repayment of lease liabilities - interest	(3)	(2)
Repayment of lease liabilities - principal	(5)	(6)
Dividends paid to parent equity holders	(46)	(50)
Net cash flows used in financing activities	(54)	(58)

Increase in cash and cash equivalents	124	134
Cash and cash equivalents at the beginning of the year	242	267
Effects of exchange rate fluctuations on cash held	7	(13)
Cash and cash equivalents at the end of the year	373	388
1 'Other non-cash adjustments' includes a loss on disposal of assets amounting to $10 million arising in 2024 which is separately disclosed in the Consolidated Statement of Cash Flows for the year ended December 31, 2024 for the first time in this set of annual financial statements. Management has determined that the presentation of this line item in the Consolidated Statement of Cash Flows separately from the 'Other non-cash adjustments' category will provide users of the financial statements with more relevant information.

[2] Restricted cash has been renamed to cash segregated for users.

[3] Cash extended for financial assets' includes 'Cash advance for sportsbook software' amounting to $11 million that was not separately presented in prior years. Management has determined that the presentation of this line item in the Consolidated Statement of Cash Flows separately from the 'Cash extended for financial assets' category will provide users of the financial statements with more relevant information.

2	Accounting policies (continued)

2.3	Change in functional and presentation currency (continued)
Effect of the change in the Group’s presentation currency from Euro to USD
Consolidated Statement of Cash Flows for the year ended December 31, 2023

	As previously stated December 31, 2023 € 'millions	Restated December 31, 2023 $ 'millions
(Loss) for the period	(9)	(8)
Add back:
Income tax expense	25	28
Depreciation and amortization expense	82	89
Change in fair value of options	29	31
RSU expense	17	18
Amounts receivable written off	12	13
Impairment of goodwill	36	39
Increase in provisions	1	1
Other non-cash adjustments[1]	(1)	(1)
Changes in working capital:
Increase in trade and other receivables	(39)	(47)
Increase in trade and other payables	9	15
Increase in customer liabilities	15	18
Increase in amounts segregated for users[2]	(12)	(12)
Net foreign currency movement on working capital	11	7
Cash from operating activities	176	191
Corporation tax rebates/refunds received	31	33
Corporation tax paid	(74)	(80)
Net cash flows from operating activities	133	144

Cash flows from investing activities
Cash received in interest	5	6
Acquisition of intangible assets	(44)	(48)
Acquisition of property, plant and equipment	(9)	(10)
Cash extended for financial assets	(71)	(77)
Cash received from loans receivable	5	5
Acquisition of businesses, net of cash acquired	(10)	(11)
Extension of restricted cash guarantee	(19)	(20)
Release of restricted cash guarantee	138	150
Net cash flows used in investing activities	(5)	(5)

Cash flows from financing activities
Repayment of lease liabilities - interest	(2)	(2)
Repayment of lease liabilities - principal	(6)	(6)
Proceeds from interest-bearing loans and borrowings	19	20
Repayment of interest-bearing loans and borrowings	(139)	(152)
Shares repurchased	(3)	(3)
Net cash flows used in financing activities	(131)	(143)

Increase in cash and cash equivalents	(3)	(4)
Cash and cash equivalents at the beginning of the year	255	273
Effects of exchange rate fluctuations on cash held	(10)	(2)
Cash and cash equivalents at the end of the year	242	267

2	Accounting policies (continued)
[1] Other non-cash adjustments includes a loss on disposal of assets amounting to $5 million arising in 2024 which is separately disclosed in the Consolidated Statement of Cash Flows for the year ended December 31, 2024 for the first time in this set of annual financial statements. Management has determined that the presentation of this line item in the Consolidated Statement of Cash Flows separately from the 'Other non-cash adjustments' category will provide users of the financial statements with more relevant information.

[2] Amounts segregated for users is renamed from restricted cash.

2.4	Basis of consolidation
A subsidiary is an entity controlled by the Group. The Group controls an entity when it has power over the entity, it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The Group’s consolidated financial statements include the accounts of the Company and its subsidiary undertakings.
The Group re-assesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control. Consolidation of a subsidiary begins when the Group obtains control over the subsidiary and ceases when the Group loses control of the subsidiary. Assets, liabilities, income and expenses of a subsidiary acquired or disposed of during the year are included in the consolidated financial statements from the date the Group obtains control until the date the Group ceases to control the subsidiary.
When necessary, adjustments are made to the consolidated financial statements of subsidiaries to bring their accounting policies in line with the Group’s accounting policies. All intragroup assets and liabilities, equity, income, expenses and cash flows relating to transactions between the members of the Group are eliminated on consolidation. A change in the ownership interest of a subsidiary, without loss of control, is accounted for as an equity transaction.
If the Group loses control over a subsidiary, it derecognizes the related assets (including goodwill), liabilities, non-controlling interest and other components of equity, while any residual gain or loss is recognized in profit or loss. Any investment retained, if not assessed as an investment in associate or joint venture, is recognized at fair value.
Non-controlling interests in the results and equity of subsidiaries are shown separately in the consolidated statement of profit or loss, statement of comprehensive income, statement of changes in equity and statement of financial position respectively. Refer to note 2.18 and 2.21 for more detail regarding the non-controlling interest.

2	Accounting policies (continued)

2.5	Revenue recognition
The Group generates revenue through income earned from online gaming activities, comprising online casino games and sports betting, as well as brand licensing agreements. All revenue is recognized net of the fair value of customer incentives and value-added tax ("VAT") and goods and services tax ("GST") in countries where they are applicable.
Online casino and sports betting
Net revenue represents the consolidated value of all transactions realized and unrealized as at the period end attributable to wins and losses on the online casino and sports betting. Revenues generated from online casino games and sports betting are classified as financial instruments accounted for in accordance with IFRS 9, ‘Financial Instruments’. These financial instruments are initially recognized at fair value, representing the amount staked by the customer adjusted for any customer incentives. They are subsequently remeasured when the outcome and the transaction price is known and the amount payable is confirmed, at which point the movement is recorded as a gain or loss on the financial instrument in the Consolidated Statements of Profit or Loss and Other Comprehensive Income in the revenue line item. As such, gains and losses arising from similar transactions are offset within revenue.
The Group recognizes revenue transactions at the fair value of the consideration received or receivable at the point the transactions are settled. Any open positions (i.e. for unused bonuses, complementary (comps), incentives or open bets) at year end are fair valued with the resulting gain or loss recorded in the Consolidated Statements of Profit or Loss and Other Comprehensive Income. Customer liabilities related to these timing differences are accounted for as financial instruments, further discussed in note 18 and 24.
Sports betting and online casino revenue represents the net house win adjusted for the fair market value of gains and losses on open betting positions and certain customer incentives.
The net house win (which represents realized net gaming revenue) consists of the following components:
•Total wagers less payouts for online casino and sport betting positions that have settled in the year
•Less bonuses, comps (complementary) and incentives that are realized in the year
•Less payments to casino game suppliers to fund progressive jackpot network games for the associated wagers placed in the year (on an accruals basis)
•Less value added tax, and goods and services tax incurred in the year in relation to the above transactions
Payments to game suppliers to fund progressive jackpots represent a financial liability for the Company to contribute a fixed amount of the wagers received from players to the third-party jackpot pool for wagers placed during the year. These are recognized as financial liabilities measured at amortized cost and the amounts accrued are offset within revenue against the associated wager transaction. Any jackpot winnings are a financial liability of the third-party jackpot operator.
Brand licensing agreements
Revenue also includes brand licensing revenues generated by the provision of the Betway brand to other online gambling companies, which is accounted for in accordance with IFRS 15, ‘Revenue from Contracts with Customers,’ by applying the five step model.
The transaction price for brand licensing contracts is composed of monthly licensing fees, monthly brand exploitation fees, and sports and e-sports contributions. Sports and e-sports contributions are variable elements which are calculated as a percentage of Group’s yearly global expenditure on sponsorship agreements. While the amount of these expenditures will fluctuate from year-to-year it is within the Group’s control and is considered to be predictable. The variable portion of consideration is only included in the transaction price to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

2	Accounting policies (continued)

2.5	Revenue recognition (continued)
Brand licensing agreements allow the contracting partner to use the Group brands for the life of the contract in exchange for a fee which is billed and paid monthly. The agreements have the same pattern of transfer with the customer simultaneously receiving and consuming the benefits provided. The revenue recognized by the Group on brand licensing agreements is thus allocated evenly on a monthly basis over the life of the contract in line with the delivery of the services and benefits.

2.6	Intangible assets
Intangible assets are principally comprising of customer databases, brands, marketing and data analytics know-how, licenses, exclusive rights licenses, acquired technology, internally-generated software development costs and goodwill. All such intangible assets are stated at cost less accumulated amortization and impairment.
Goodwill
Goodwill acquired in business combinations is recognized as an intangible asset with any impairment in carrying value being charged to the Consolidated Statements of Profit or Loss and Other Comprehensive Income. It is initially measured as the portion of the consideration transferred to obtain control over another entity that is in excess of the fair value of the identifiable net assets acquired in the business combination. Interests in an entity that are held by the Group prior to the Group obtaining control over the investee entity is remeasured to its fair value at the date that the Group obtains control over it. Goodwill attributable to non-controlling interests is only recognized where the non-controlling interests are measured at fair value.
Where the fair value of identifiable assets, liabilities and contingent liabilities exceeds the fair value of consideration paid, the excess is credited in full to the Consolidated Statements of Profit or Loss and Other Comprehensive Income on the acquisition date as a bargain purchase gain.
Intangible assets arising on acquisitions
Intangible assets are recognized on business combinations if they are separable from the acquired entity or arise from other contractual/legal rights and are recorded initially at fair value at the date of acquisition. The amounts ascribed to such intangibles are arrived at by using appropriate valuation techniques.
Customer databases
Customer databases represent the customer database acquired in business combinations.
Brands
Brands represent the brands acquired in business combinations.
Licenses and intellectual property
Licenses and intellectual property represent gaming and sports betting licenses that are a prerequisite for online casino or sport betting together with supplier and outsourcing contracts.
Exclusive license rights
Exclusive license rights represents sole and exclusive rights to operate products under license agreements.
Marketing and data analytics know-how
Marketing and data analytics know-how represents customer and regulatory data analytics associated with player behaviors and the regulatory environment which represents material barriers to entry for both casino and sports betting activities.

2	Accounting policies (continued)

2.6	Intangible assets (continued)
Acquired technology
Acquired technology represents internally developed assets and other technology acquired in business combinations.
Internally-generated software development costs
Research costs are expensed as incurred, and development costs are only recognized as internally-generated software if all recognition criteria according to IAS 38, ‘Intangible Assets,’ are met. Expenses that can be directly allocated to development projects are capitalized provided that:
•the completion of the intangible asset is technically feasible;
•the Group has the intention to complete the intangible asset and to use or to sell it;
•the intangible asset can be sold or used internally;
•the intangible asset will generate future benefits in terms of new business opportunities, cost savings or economies of scale;
•sufficient technical and financial resources are available to complete the development and to use or sell the intangible asset, and
•expenditures can be measured reliably.
Direct costs include not only the personnel and related overhead expenses for the development team, but also the costs for external consultants and developers.
Amortization
Amortization is provided at rates calculated to write off the valuation of each asset over its expected useful life, as follows:

Intangible Asset	Amortization method	Useful economic life
Customer databases	Diminishing balance method	2-5 years
Brands	Straight-line method	Assessed separately for each asset, with lives ranging up to 20 years
Marketing and data analytics know-how	Straight-line method	4-5 years
Licenses* and intellectual property	Straight-line method	1-10 years
Exclusive license rights	Straight-line method	3 years
Acquired technology	Straight-line method	2-10 years
Internally-generated software development costs	Straight-line method	2-5 years
* Excluding a cryptocurrency license that is not amortized, due to it having an indefinite useful life.
The estimated useful lives and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

2	Accounting policies (continued)

2.7	Research and development costs
Research and development costs that are not eligible for capitalization have been expensed in the year incurred totaling $14.6 million for the year ended December 31, 2025 (2024: $11.3 million) (2023: $17.2 million). These expenses are included in the ‘Direct and Marketing expenses’ line item within the Consolidated Statement of Profit or Loss and Other Comprehensive Income.

2.8	Property plant and equipment
Property, plant and equipment is stated at historical cost less accumulated depreciation and any accumulated impairment losses.

Property plant and equipment	Depreciation method	Useful economic life
Buildings	Straight-line	40 years
Leasehold property improvements	Straight-line	Over the life of the lease or the useful life of the asset, whichever is shorter
Furniture and fittings	Straight-line	3-6 years
Office equipment	Straight-line	3-10 years
Computer hardware and software	Straight-line	2-5 years
The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sale proceeds and the net carrying amount of the asset and is recorded as income or expense in the Consolidated Statement of Profit or Loss and Other Comprehensive Income.

2.9	Investment properties
Investment properties, principally office buildings, are held for long-term rental yields and are not occupied by the Group. They are carried at cost, less accumulated depreciation and impairment losses. The useful life of the investment properties is 40 years, and aligns with the useful lives of the buildings occupied by the Group. Depreciation on investment properties is recognized on a straight-line basis.

2.10	Impairment of non-financial assets
Impairment tests on goodwill and other intangible assets with indefinite useful economic lives are undertaken at least annually in November. The Group assesses, at each reporting date, whether there is an indication that other non-financial assets or cash generating units ("CGUs") may be impaired. If any indication exists, or when annual impairment testing for an asset or CGU is required, the Group estimates the asset’s or CGU's recoverable amount. The recoverable amount is the higher of an asset’s or CGU’s fair value less costs of disposal and its value in use.
Where it is not possible to estimate the recoverable amount of an individual asset, the impairment test is carried out on the smallest group of assets to which it belongs for which there are separately identifiable cash flows; its cash generating units. Goodwill is allocated on initial recognition to each of the Group’s CGUs that are expected to benefit from a business combination that gives rise to the goodwill.
When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. The current year assessment includes an impairment loss relating to the Digital Gaming Corporation Limited ("DGC") CGU of $63.9 million (2024: $39.6 million) (2023: $37.6 million). Additional disclosures are provided in note 10.
For assets other than goodwill, an assessment is made at each reporting date to determine whether there is an indication that previously recognized impairment losses no longer exist or have decreased. If such indication exists, the Group estimates the asset’s or CGU’s recoverable amount.

2	Accounting policies (continued)

2.10	Impairment of non-financial assets (continued)
A previously recognized impairment loss is reversed only if there has been a change in the circumstances or assumption initially used to determine the asset’s recoverable amount since the last impairment loss was recognized. The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation or amortization, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in the statement of profit or loss unless the asset is carried at a revalued amount, in which case, the reversal is treated as a revaluation increase.

2.11	Taxes
Current income tax
Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Group operates and generates taxable income.
Current income tax relating to items recognized directly in equity is recognized in equity and not in the Consolidated Statement of Profit or Loss and Other Comprehensive Income. Management evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation at each reporting date and establishes provisions where appropriate.
Deferred tax
Deferred tax is provided using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.
Deferred tax liabilities are recognized for all taxable temporary differences, except:
•When the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss, and does not give rise to equal taxable and deductible temporary differences; and
•in respect of taxable temporary differences associated with investments in subsidiaries, associates and interests in joint arrangements, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.
Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized, except:
•When the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit not taxable profit or loss, and does not give rise to equal taxable and deductible temporary differences; and
•in respect of deductible temporary differences associated with investments in subsidiaries, associates and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

2	Accounting policies (continued)

2.11	Taxes (continued)
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.
Deferred tax items are recognized in correlation to the underlying transaction either in Other Comprehensive Income ("OCI") or directly in equity.
Tax benefits acquired as part of a business combination, but not satisfying the criteria for separate recognition at that date, are recognized subsequently if new information about facts and circumstances change. The adjustment is either treated as a reduction in goodwill (as long as it does not exceed goodwill) if it was recognized during the measurement period or recognized in profit or loss.
The Group offsets deferred tax assets and deferred tax liabilities if and only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities which intend either to settle current tax liabilities and assets on a net basis, or to realize the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.
Pillar Two legislation
The Organization for Economic Co-operation and Development ("OECD") addresses the tax challenges arising from the digitalization of the global economy. The Global Anti-Base Erosion Model Rules ("Pillar Two" rules) apply to multinational enterprises ("MNEs") with annual revenue in excess of €750 million per their consolidated financial statements.
The Pillar Two rules introduce new taxing mechanisms under which MNEs would pay a minimum level of tax (the Minimum Tax) on the income arising in each jurisdiction in which it operates; that is, the Pillar Two rules levy a top-up tax whenever the effective tax rate, determined on a jurisdictional basis under the Pillar Two rules, is below the minimum rate of 15%.
On May 23, 2023, the IASB issued International Tax Reform—Pillar Two Model Rules – Amendments to IAS 12 (the "Amendments"). The Amendments clarify that IAS 12 applies to income taxes arising from tax law enacted or substantively enacted to implement the Pillar Two Model Rules published by the OECD. The Group has adopted these amendments, which introduce:
•A mandatory temporary exception to the accounting for deferred taxes arising from the jurisdictional implementation of the Pillar Two rules; and
•Disclosure requirements for affected MNEs to help users of the financial statements better understand an MNE’s exposure to Pillar Two income taxes arising from that legislation.
The Pillar Two rules were adopted in Guernsey and are applicable starting from January 1, 2025. According to these rules, the Group is considered a MNE to which the Pillar Two rules are applied. At the same time, Pillar Two rules have been enacted or substantively enacted in certain jurisdictions in which the Group operated effective for the financial year beginning January 1, 2024.

2	Accounting policies (continued)

2.12	Financial instruments
A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.
Financial assets
Initial recognition and measurement
The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Group’s business model for managing them. With the exception of trade receivables that do not contain a significant financing component or for which the Group has applied the practical expedient, the Group initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs.
Trade receivables relating to brand licensing agreements that do not contain a significant financing component or for which the Group has applied the practical expedient are measured at the transaction price determined under IFRS 15, ‘Revenue from Contracts with Customers’.
For a financial asset to be classified and measured at amortized cost or fair value through other comprehensive income, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level. Financial assets with cash flows that are not SPPI are classified and measured at fair value through profit or loss, irrespective of the business model.
The Group’s business model for managing financial assets refers to how it manages its financial assets to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both. Financial assets classified and measured at amortized cost are held within a business model with the objective to hold financial assets in order to collect contractual cash flows while financial assets classified and measured at fair value through OCI are held within a business model with the objective of both holding to collect contractual cash flows and selling.
Subsequent measurement
For purposes of subsequent measurement, financial assets are classified in three categories:
•Financial assets at amortized cost (debt instruments);
•Financial assets at fair value through OCI with recycling cumulative gains and losses (equity instruments); and
•Financial assets at fair value through profit or loss.
Financial assets at amortized cost
Financial assets at amortized cost are subsequently measured using the effective interest rate ("EIR") method and are subject to impairment. Gains and losses are recognized in profit or loss when the asset is derecognized, modified or impaired.
The Group’s financial assets at amortized cost includes:
•trade receivables and other receivables which include amounts due from payment service providers and customers under brand licenses;
•loans receivable;
•Advance for sportsbook software;
•fixed term deposits;
•regulatory deposits which are amounts held by the regulators or ring fenced as a result of regulatory requirements in the various jurisdictions in which the Group operates; and
•Amounts segregated for users (cash).

2	Accounting policies (continued)

2.12	Financial instruments (continued)
Cash and short-term deposits in the Consolidated Statement of Financial Position comprise cash at banks, cash in transit, processor bank balances, and cash held in separate, designated accounts for regulatory requirements. Cash and cash equivalents are readily convertible to a known amount of cash within 90 days and subject to an insignificant risk of changes in value. Cash flows relating to required regulatory deposits or funds connected to licenses form part of the Group's operating cash flows and are therefore included in the Group's normal cash flow cycle.
Amounts segregated for users and amounts in fixed term deposits represents amounts held at banks by the Group, but which is used as security for specific arrangements. Amounts segregated for users is comprised mostly of cash held on the Consolidated Statement of Financial Position in designated client fund accounts to cover monies owed to customers, as per the terms of the various licensed jurisdictions, and financial guarantees - refer to note 16 for further details. Amounts segregated for users are classified as other financial assets held at amortized cost and further classified as current or non-current depending on when the restriction first ends.
Derecognition
A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is derecognized (i.e. removed from the Group’s Consolidated Statement of Financial Position) when:
•the rights to receive cash flows from the asset have expired;
•the Group has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either:
•the Group has neither transferred nor retained substantially all the risks and rewards of the asset but has transferred control of the asset; or
•the Group has transferred substantially all the risks and rewards of the asset.
Impairment of financial assets
The Group recognizes an allowance for expected credit losses ("ECLs") for all debt instruments not held at fair value through profit or loss. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive, discounted at an approximation of the original effective interest rate. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.
There are three approaches to recognizing ECLs, the general, simplified or the purchased or originated credit-impaired approach.
The Group applies the simplified approach to the following financial assets:
•Trade and other receivables that do not contain a significant financing component as required under IFRS 9.
•Trade receivables that result from transactions within the scope of IFRS 15 (i.e. trade receivables relating to brand licensing agreements).
The Group applies the low credit risk simplification approach to the following financial assets:
•Fixed term deposits
•Amounts segregated for users that meets the definition of a financial guarantee contract that is not accounted for at fair value through profit and loss under IFRS 9.

2	Accounting policies (continued)

2.12	Financial instruments (continued)
The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables and contract assets. To measure the ECL, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. The expected loss rates are calculated based on past default experience, credit risk of receivables and an assessment of the future economic environment. The ECL is calculated with reference to the aging and risk profile of the balance. The Group considers the point of default as the point at which a counterparty fails to make payment within their allotted payment terms, as credit terms granted are based on the credit risk associated with the counterparty and the history of transactions undertaken with that counterparty.
Presentation of allowance for ECL in the Consolidated Statement of Financial Position
The expected credit loss allowance for each type of financial asset (i.e. trade receivables) is deducted from the gross carrying amount of the assets (i.e. contra-asset). Impairment losses are presented within the Direct and marketing expenses line in the Consolidated Statement of Profit or Loss and Other Comprehensive Income.
Financial assets with low risk
The Group applies a low credit risk approach to loans receivable, amounts segregated for users and cash and cash equivalents. The Group uses a 12-month ECL and does not assess whether a significant increase in credit risk has occurred at the reporting date.
Write-off
Write-offs are recognized when the Group has no reasonable expectations of recovering a financial asset either in its entirety or a portion thereof. Typically, the receivables balances written off are not significant and therefore no enforcement activity is imposed on those amounts written off beyond the date of write off.
Financial liabilities
Initial recognition and measurement
Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, loans and borrowings, or payables, as appropriate.
All financial liabilities are recognized initially at fair value and in the case of loans and borrowings and payables, net of directly attributable transaction costs. The Group’s financial liabilities are referenced in notes 18 and 24.
Subsequent measurement
For purposes of subsequent measurement, financial liabilities are classified in two categories:
•Financial liabilities at fair value through profit or loss; and
•Financial liabilities at amortized cost.
Financial liabilities at amortized cost
This is the category most relevant to the Group. After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the EIR method. Gains and losses are recognized in the Consolidated Statements of Profit or Loss and Other Comprehensive Income when the liabilities are derecognized as well as through the EIR amortization process. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortization is included as finance costs in the Consolidated Statement of Profit or Loss and Other Comprehensive Income.

2	Accounting policies (continued)

2.12	Financial instruments (continued)
Derecognition
A financial liability is derecognized when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income.
Derivative financial instruments
Derivative financial instruments are initially recognized at fair value on the date on which a derivative financial instrument is entered into and subsequently remeasured at fair value and changes therein are generally recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income. Derivative financial instruments are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.
Amounts received from customers on sportsbook events that have not occurred by the Consolidated Statement of Financial Position date are derivative financial instruments and are financial liabilities at fair value through profit or loss. The resulting gains and losses from bets are included in revenue.
Other financial instruments carried at fair value through profit and loss and Other comprehensive income (excluding those recognized in Revenue)
All financial assets measured at fair value through profit and loss (FVTPL) and other comprehensive income (FVTOCI) are recorded at fair value, being their transaction price, in the Consolidated Statement of Financial Position. The Group has elected to designate financial assets held as equity instruments as financial instruments carried at fair value with changes in fair value recognized in the Consolidated Statement of Other Comprehensive Income. All other assets that meet the definition of a derivative are carried at fair value through profit and loss.
When the transaction price of the instrument differs from the fair value at origination and the fair value is based on a valuation technique using only inputs observable in market transactions, the Group recognizes the difference between the transaction price and fair value in the Consolidated Statement of Profit or Loss and Other Comprehensive Income, referred to as a day 1 gains or losses. In those cases where fair value is based on valuation techniques for which some of the inputs are not observable, the difference between the transaction price and the fair value is deferred and is only recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income when the inputs become observable, or when the instrument is derecognized.
Subsequently, if there are no day 1 gains or losses on initial recognition, financial assets at FVTPL are re-measured each period and the re-measurement is recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income. Financial assets at FVTOCI remeasurements are recognized in other comprehensive income.

2.13	Fair value measurements
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:
•In the principal market for the asset or liability; or
•In the absence of a principal market, in the most advantageous market for the asset or liability.

2	Accounting policies (continued)

2.13	Fair value measurements (continued)
All assets and liabilities for which fair value is measured or disclosed in the consolidated financial statements are categorized within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:
•Level 1 - Quoted (unadjusted) market prices in active markets for identical assets or liabilities.
•Level 2 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable.
•Level 3 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.
If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.
The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

2.14	Foreign currencies
Transactions and balances
Transactions in foreign currencies are initially recorded by the Group’s entities at their respective functional currency spot rates at the date the transaction first qualifies for recognition.
Monetary assets and liabilities denominated in foreign currencies are translated at the functional currency spot rates at the reporting date. Differences arising on settlement or translation of monetary items are recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income.
Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the date of the initial transactions. Non-monetary items measured at fair value in a foreign currency are translated using exchange rates at the date when the fair value is determined. The gain or loss arising on translation is recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income.
Group companies
The Group’s consolidated financial statements are presented in USD, which is also the parent company’s functional currency. For each entity in the Group, the functional currency is determined, and items included in the financial statements of each entity are measured using that functional currency.
When translating the subsidiary’s respective functional currencies into the Group’s presentation currency, which is USD, assets and liabilities of foreign operations, including goodwill and fair value adjustments arising on acquisition are translated using the exchange rates at the reporting date. Income and expense items are translated using the average rates prevailing during the year. Equity is translated at historical exchange rates. All resulting foreign currency translation differences are recognized in OCI and accumulated in the foreign currency translation reserve. If a foreign operation is entirely disposed of or control is lost due to a partial disposal, the cumulative amount of the translation reserve relating to that foreign operation is reclassified to profit or loss and is part of the gain or loss on disposal.

2	Accounting policies (continued)

2.15	Capital management
The Group’s objectives, when managing capital, are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders, and to maintain an optimal capital structure in order to minimize the cost of capital.
If financing is required, management will consider whether debt or equity financing is more appropriate and proceed accordingly.
The capital employed by the Group is composed of equity attributable to the shareholders, as detailed in the Consolidated Statement of Changes in Equity.

2.16	Treasury shares
Super Group's shares that were reacquired as part of the Share Repurchase Program approved by the Board in January 2023, relating to the repurchase of 775,501 shares for $2.9 million through December 31, 2023 were recognized at cost and deducted from equity within the Treasury Stock account. No gain or loss was recognized in profit or loss on the purchase, sale, issue or cancellation of the reacquired shares.

2.17	Provisions
Provisions are recognized when the Group has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.
The Group is subject to withholding, indirect and gaming taxes in the jurisdictions in which it operates. The Group records provisions for taxes in certain jurisdictions where the interpretation of tax legislation is uncertain or where the Group continues to challenge the interpretations and the likelihood of tax being payable is considered probable.
Provisions are raised for these matters based on the best estimate based on the individual facts and circumstances. Assessments made rely on advice from legal counsel and management’s assessment of judgments reached on cases in similar jurisdictions, as well as estimates and assumptions which may involve a series of complex judgments about future events.
For further details refer to note 21.
Onerous contracts
An onerous contract is a contract under which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it. The unavoidable costs under a contract reflect the least net cost of exiting from the contract, which is the lower of the cost of fulfilling it and any compensation or penalties arising from failure to fulfil it. The cost of fulfilling a contract comprises costs that are directly related to the contract.
When a contract is deemed onerous, the present value of the Group’s obligation in connection with the contract is recognized and measured as a provision. However, before a separate provision for an onerous contract is established, the Group recognizes any impairment loss that has occurred on assets dedicated to that contract. For further details refer to notes 10 and 21.

2	Accounting policies (continued)

2.18	Business combinations
Business combinations are accounted for using the acquisition method with assets and liabilities acquired recorded at the acquisition date fair value. The cost of an acquisition is measured as the aggregate of the consideration transferred, which is measured at acquisition-date fair value, and the amount of any non-controlling interest share ("NCI") in the acquiree. For each business combination, the Group elects whether to measure NCI in the acquiree at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition related costs are expensed as incurred and included in General and administrative expenses.
The Group also applies the pooling of interest method when the acquisition of a business either lacks substance or is a business combination under common control. When the pooling of interest method is applied, the assets and liabilities of all combining parties will be reflected at their predecessor carrying amounts.
The Group determines that it has acquired a business when the acquired set of activities and assets include an input and a substantive process that together significantly contribute to the ability to create outputs. The acquired process is considered substantive if it is critical to the ability to continue producing outputs, and the inputs acquired include an organized workforce with the necessary skills, knowledge, or experience to perform that process or it significantly contributes to the ability to continue producing outputs and is considered unique or scarce or cannot be replaced without significant cost, effort, or delay in the ability to continue producing outputs.
When the Group acquires a business, it assesses the fair value of assets acquired and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date.

2.19	Earnings per share
The Group presents basic and diluted earnings per share ("EPS") data for its shares. Basic EPS is calculated by dividing the profit or loss attributable to ordinary shareholders of the Group by the weighted average number of shares outstanding during the year. Diluted EPS is determined by adjusting the profit or loss attributable to ordinary shareholders of the Group and the weighted average number of shares outstanding for the effects of all dilutive potential shares. Potential shares with an antidilutive effect on earnings per share are excluded from the weighted average number of shares.

2.20	Leases
The Group is a lessee and enters into contracts to lease office property.
Determining whether an arrangement contains a lease
A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for both a period of time in exchange for consideration. To assess whether a contract conveys the right to control the use of an asset, the Group assesses whether the contract meets three key evaluations under IFRS 16 ‘Leases’
•the contract contains an identified asset, which is either explicitly identified in the contract or implicitly specified by being identified at the time the asset is made available to the Group;
•the Group has the right to obtain substantially all of the economic benefits from use of the identified asset throughout the period of use, considering its rights within the defined scope of the contract the time the asset is made available to the Group; and
•the Group has the right to direct the use of the identified asset throughout the period of use. The Group assesses whether it has the right to direct how and for what purpose the asset is used throughout the period of use.

2	Accounting policies (continued)

2.20	Leases (continued)
Measurement and recognition of leases as a lessee
Right-of-use asset
At lease commencement date, the Group recognizes a right-of-use asset and lease liability. The right-of-use asset is initially measured at cost, which is made up of the initial measurement of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and if applicable an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.
After the commencement date, the Group measures the right-of-use asset applying the cost model under IFRS 16 ‘Leases’. The right-of-use of asset is measured at cost less accumulated depreciation and accumulated impairment losses and is adjusted for re-measurement of the lease liability. Depreciation is calculated on a straight-line basis over the lease term.
The Group determines the lease term beginning with the non-cancellable period including the extension of the lease term for any renewal options that are reasonably certain to be exercised or the term by which an entity will exercise an option to terminate a contract. The Group performs an assessment on a lease-by-lease basis and once they have assessed whether the renewal option or termination option is reasonably certain to be exercised will this be included within the lease term.
The Group has elected to apply the practical expedient to combine lease and non-lease components into a single lease component as non-lease components are not material to the Group.
Lease liabilities
The lease liability is measured at amortized cost using the effective interest rate method. The liability is increased as a result of interest accrued on the balance outstanding and is reduced for lease payments made. It is remeasured to reflect any reassessment or modification, or if there are changes in in-substance fixed payments.
When the lease liability is remeasured, a corresponding adjustment is made to the carrying amount of the right-of-use asset, or is recorded in profit and loss if the carrying amount of the right-of-use asset has already been reduced to zero.
At the commencement date, the Group measures the lease liability at the present value of the lease payments (currently only consisting of fixed payments), discounted using the interest rate implicit in the lease, if that rate is readily available, or the incremental borrowing rate. Generally, the Group uses the incremental borrowing rate ("IBR") as the discount rate as the rate implicit in the lease is not readily determinable. The IBR is the rate of interest that the Group would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use-asset in a similar economic environment.
The Group has elected to adopt the practical expedient and apply a single discount rate to the identified portfolio of leases having similar remaining lease term, similar underlying assets and in a similar economic environment.
On the Consolidated Statement of Financial Position, right-of-use assets and lease liabilities are presented on a separate line.
Short-term leases and leases of low value assets
The Group has elected to adopt the practical expedient and not recognize right-of-use assets and lease liabilities for leases that are short-term and assets that are of low value. The rent expense in relation to these leases are recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income on a straight line basis over the lease term.

2	Accounting policies (continued)

2.21	Equity
Restricted Stock Units ("RSUs") Awards
The Group operates an equity incentive plan which may be settled in shares or cash at the discretion of the Group. The Group intends to settle the RSUs in shares, and, therefore classified them as an equity settled share-based payment plan in accordance with IFRS 2, 'Share-based Payments'.
The cost of equity-settled transactions is determined by the fair value at the date of grant. The fair value of the shares conditionally granted is measured using the market price of the shares at the time of grant. The cost is recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income over the vesting period.
The cumulative expense recognized for equity-settled transactions at each reporting date until the vesting date reflects the extent to which the vesting period has lapsed and the Group’s best estimate of the number of equity instruments that will ultimately vest. The expense recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income for the year represents the movement in cumulative expense recognized as at the beginning and end of that year.
Payroll taxes related to the RSUs are recognized in the Consolidated Statement of Profit or Loss and Other Comprehensive Income in accordance with the vesting. Payroll taxes are settled in cash and are therefore recognized as a liability in the Consolidated Statement of Financial Position.
Service conditions are not taken into account when determining the grant date fair value of awards, but the likelihood of the service condition being met is assessed as part of the Group’s best estimate of the number of equity instruments that will ultimately vest. These estimates are based on historical turnover rates and Group's forecast and are adjusted at each measurement date.
Dividends
Dividends declared by the Group are recognized at the date of declaration by the Board of Directors. If dividends are payable in a currency different from the Group's presentation currency, they are recognized at the foreign exchange rate prevailing on the declaration date. Any unpaid dividends at year-end are classified as Dividends payable in the Consolidated Statements of Financial Position insofar as the Group will satisfy the solvency requirements as prescribed by The Companies (Guernsey) Law, 2008.
Non-Controlling Interest ("NCI")
The acquisition of additional ownership interest in a subsidiary without a change of control is accounted for as an equity transaction in accordance with IFRS 10 'Consolidated Financial Statements'. Any excess or deficit of consideration paid over the carrying amount of the NCI is recognized in retained earnings.